EXHIBIT 10.1

                              CONSULTING AGREEMENT

This Agreement (the "Agreement") is entered into as of the 15th day of April 2004 by and between Stanley Wunderlich with an address at 60 W. 23rd Street, Apartment 1201, New York, New York (the "Consultant"), individually, and Yi Wan Group, Inc. (the "Company"), a Florida corporation with offices located at 189 Middle Min Zhu Road, Jiaozuo, Henan, P.R. China.

                                   WITNESSETH

         WHEREAS, the Consultant has extensive experience in providing business consulting services, with particular expertise in advising businesses in areas of business development, alliances and general business matters; and

         WHEREAS, the Company desires to engage Consultant to render consulting services to the Company; and

         WHEREAS, the Company and the Consultant desire to set forth the terms and conditions of the Agreement with respect to the Company's engagement of Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants of the parties which are hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is herby acknowledged,

         IT IS AGREED:

1. RECITALS ADOPTED. The parties hereto adopt as part of this Agreement each of the recitals contained above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement; and such clauses are herby confirmed and ratified as being true and accurate by each party as to itself.

2.       ENGAGEMENT.

         A. Upon the terms and conditions which are hereinafter set forth, the Company hereby retains the Consultant as a business and financial consultant to render advice, consultation, information and services to the Company and its officers and directors regarding marketing and general financial and business matters (the "Consulting Services") including, but not limited to, the following:

                  (i)   Mergers and Acquisitions;

                  (ii)  Strategic alliances; and

                  (iii) Such other matters as the Company shall from time to time request.

         B. The Consultant shall not be required to devote any minimum number of weeks, days, or hours to the affairs of the Company during the term of this Agreement; provided, however that the Consultant devotes such time, attention and energies to the business of the Company, as the Company reasonable determines.

         C. The Consulting Services will not be in connection with: (1) the offer or sale of securities in a capital raising transaction and did not and will not directly or indirectly promote or


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maintain a market for the Company's securities; (2) any promotion or marketing of the Company or shareholder or investor relations services; or (3) a shell merger.

3.       TERM.

         A. The term of this Agreement shall commence as of April 15, 2004 and shall continue until May 31, 2005 (the "Term"). The Company shall have the right to terminate the Consultant for Cause as defined in Article 10 of this Agreement.

         B. This Agreement may be extended upon the mutual agreement of the parties, unless or until the Agreement is previously terminated.

4.       COMPENSATION.

         A. As compensation for the Consulting Services pursuant to this Agreement, the Consultant shall receive a fee of 125,000 free trading shares of common stock of the Company.

         B. The Company covenants and agrees to file a registration statement on Form S-8 covering the shares of common stock that are issued pursuant to this Agreement. All expenses in connection with preparing and filing any registration statement under this Article 4 (and any registration or qualification under the securities or "Blue Sky" laws of states in which the offering will be made under such registration statement) shall be borne in full by the Company.

5. COSTS AND EXPENSES. The Consultant shall be responsible for all expenses that the Consultant may incur in performing the Consulting Services pursuant to this Agreement, including, but not limited to, travel expenses, third party expenses, copying, and mailing expenses unless otherwise pre-approved in writing by Company.

6. DUE DILIGENCE. The Company shall supply and deliver to the Consultant all information relating to the Company's business as may be reasonably requested by the Consultant to enable the Consultant to make an assessment of the Company and its business prospects and provide the Consulting Services.

7. BEST EFFORTS BASIS. The Consultant agrees that he will, at all times, faithfully and in a professional manner perform all of the duties that may be reasonably required of, and from, the Consultant pursuant to the terms of this Agreement. The Consultant does not guarantee that his efforts will have any impact upon the Company's business or that there will be any specific result or improvement from the Consultant's efforts.

8. COMPANY'S RIGHT TO APPROVE TRANSACTIONS.

         A. The Company expressly retains the right to approve, in its sole discretion, each and every transaction introduced by the Consultant that involves the Company as a party to any agreement. The Consultant and the Company mutually agree that the Consultant is not authorized to enter into


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agreements on behalf of the Company. It is mutually understood and agreed that the Company is not obligated to accept any recommendations or close any transactions submitted by the Consultant.

         B. The Consultant agrees to provide the Company for approval, in its sole and absolute discretion, a reasonable time in advance, any documents which are intended to be utilized by the Consultant with respect to his services pursuant to this Agreement, or otherwise. Company will carefully and thoroughly review all such material, including without limitation material, material provided by the Company to Consultant and intended to be used by Consultant, as to the accuracy of the contents thereof and will promptly notify Consultant in writing of any inaccuracies or changes to be made with respect thereto.

9. NON-EXCLUSIVE SERVICES. The Company acknowledges that the Consultant may provide services of the same or similar nature to other parties and the Company agrees that the Consultant is not prevented or barred from rendering services of the same nature or a similar nature to any other individual or entity. The Consultant understands and agrees that the Company shall not be prevented or barred from retaining other persons or entities to provide services of the same or similar nature as those provided by the Consultant. The Consultant will take reasonable steps to determine and to advise the Company of his position with respect to any activity, employment, business arrangement or potential conflict of interest which may be relevant to this Agreement, but Consultant shall not be obligated to conduct an exhaustive review of his activities or those of his clients to determine whether or not such a conflict exists.

         10. CAUSE. For purposes of this Agreement, the term "Cause" shall be limited to: (i) willful malfeasance or gross negligence; (ii) the Consultant's fraud, misappropriation or embezzlement; (iii) the Consultant's failure to perform such duties which are reasonable assigned by the Board of Directors of the Company, provided such duties are customary and appropriate for his consulting obligations to the Company; or (iv) the Consultant's default, violation of, or failure to perform any provision of this Agreement; provided however that any termination shall be subject to receipt of written notice to the Consultant from the Company specifying the failure of default and the Consultant failing to cure such default within ten (10) days after receipt of such notice. Such termination of the Consultant shall not constitute a breach of this Agreement by the Company and the Company's sole obligation to the Consultant shall be to pay the Consultant the amount of any compensation then due to the Consultant through the date of termination, including but not limited to, any Common Stock due pursuant to Article 4 of this Agreement.

         11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CONSULTANT. The Consultant represents, warrants and covenants to the Company as follows:

         A. The Consultant has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein.

         B. The business and operations of the Consultant have been and are being conducted in all


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material respects in accordance with all applicable laws, rules and regulation of all authorities which affect the Consultant or his properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon, any property of the Consultant or cause an acceleration under any arrangement, agreement or other instrument to which the Consultant is a party or by which any of its assets are bound. The Consultant has performed in all respects all of his obligations which are, as of the date of this Agreement, required to be performed by it pursuant to the terms of any such agreement, contract or commitment.

         C. The execution, delivery and performance of this Agreement: (i) does not violate any agreement or undertaking to which the Consultant is a party or by which the Consultant may be bound; and (ii) shall not result in the imposition of any restrictions or obligations upon the Consultant other than the restrictions and obligations imposed by this Agreement.

         D. The execution and delivery by the Consultant of this Agreement and the performance by the Consultant of its obligations hereunder will not violate any provision of law, any order of any court or other agency of government, and will not result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any provision of any agreement or other instrument to which the Consultant, or any of his properties or assets, is bound.

         E. The Consultant has not entered into and is not subject o any agreement, including but not limited, to any employment, noncompete, confidentiality or work product agreement which would: (i) prohibit the execution of this Agreement; (ii) prohibit his engagement as a Consultant by the Company; or (iii) affect any of the provisions of, or his obligations pursuant to, this Agreement.

         F. If, during the Term, any event occurs or any event known to the Consultant relating to or affecting the Consultant shall occur as a result of which: (i) any provision of this Article 11 of this Agreement at that time shall include an untrue statement of a fact; or (ii) this Article 11 of this Agreement shall omit to state any fact necessary to make the statement herein, in light of the circumstances under which they were made, not misleading, the Consultant will immediately notify the Company pursuant to Paragraph C of Article 20 of this Agreement.

         G. The Consultant has no present intention of creating a market or participating or assisting in the creation of a market or in the promotion of a market for any securities of the Company.

         H. The Consultant has no present intention of selling or otherwise disposing of the Common Stock in violation of applicable securities laws.

         I. The Consultant is aware that no federal or state governmental authority has made any finding or determination as to the fairness of an investment in the Common Stock, or any recommendation or endorsement with respect thereto.

         J. The Consultant is able to bear the economic risk of the investment in the Common Stock for an indefinite period of time, including the risk of total loss of such investment, and Consultant recognizes that an investment in the Common Stock involves a high degree of risk.

         K. The Consultant has such knowledge and experience in financial, investing and business matter as to be capable of evaluating the risks and merits of an investment in the Common Stock and


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protecting the Consultant's interests in connection with an investment in the
Common Stock.

         L. The Consultant has had access to and an opportunity to inspect all relevant information relating to the Company sufficient to enable the Consultant to evaluate the merits and risks of its receipt of the Common Stock hereunder. The Consultant also has had the opportunity to ask questions of officers of the Company and has received satisfactory answers respecting, and has obtained such additional information as the Consultant has desired regarding, the business, financial condition and affairs of the Company.

         M. It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that the Company knew or had reason to know that any representation, warranty or covenant in this Agreement or furnished or to be furnished to the Company contained untrue statements.

         N. No representation or warranty of the Consultant which is contained in the Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, contains or shall contain any untrue statement of a material fact, omits or shall omit to state any material fact which is required to make the statement which are contained herein or therein, in light of the circumstances pursuant to which they were made, not misleading.

         O. All representations, warranties and covenants made in or in connection with this Agreement shall continue in full force and effect during and after the Term of this Agreement, it being agreed and understood that each of such representations, warranties and covenants is of the essence of this Agreement and the same shall be binding upon the Consultant and inure to the Consultant, its successors and assigns.

12. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to the Consultant as follows:

         A. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite power and authority to carry on its business as presently conducted in all jurisdiction where presently conducted, to enter into this Agreement and to the transactions which are contemplated herein.

         B. The Company has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein. The execution of this Agreement by the Company and its delivery to the Consultant, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by the Company's Board of Directors and no further authorization shall be necessary on the part of the Company for the performance and consummation by the Company of the transactions which are contemplated by this Agreement.

         C. The business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulation of all authorities which affect the Company or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Company or cause an acceleration under any


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arrangement, agreement or other instrument to which the Company is a party or by which any of its assets are bound. The Company has performed in all respects all of its obligations which are, as of the date of this Agreement, required to be performed by it pursuant to the terms of such agreement, contract or commitment.

         D. The execution, delivery and performance of this Agreement: (i) does not violate any agreement or undertaking to which the Company is a party or by which the Company may be bound; and (ii) shall not result in the imposition of any restrictions or obligations upon the Company other than the restrictions and obligations imposed by this Agreement.

         E. It shall not be a defense to suit for damages for any misrepresentation or breach of covenant or warranty that the Consultant knew or had reason to know that any representation, warranty or covenant in this Agreement or furnished or to be furnished to the Consultant contained untrue statements.

         F. No representation or warranty of the Company which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, contains or shall contain any untrue statement of a material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in light of the circumstances pursuant to which they were made, not misleading.

         G. All representations, warranties and covenants made in or in connection with the Agreement shall continue in full force and effect during and after the Term of this Agreement, it being agreed and understood that each of such representations, warranties and covenants is of the essence of this Agreement and the same shall be binding upon the Company and inure to the Consultant, its successors and assigns.

13. NONDISCLOSURE OF CONFIDENTIAL INFORMATION.

         A. As used in this Agreement, "Confidential Information" means information which is presented to the Consultant by the Company or developed, conceived or created by the Company, or disclosed to the Consultant or known by or conceived or created by the Consultant during the Term, with respect to the Company, its business or any of its products, processes, and other services relating thereto relating to the past, present or future business of the Company or any plans therefore, or relating to the past, present or future business of a third party or plans therefore which are disclosed to the Consultant. Confidential information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, products, processes and services, whether or not patentable, trademarkable or copyrightable or otherwise protectable, including, but not limited to, information with respect to discoveries; know-how; ideas; computer programs; source codes and object codes; designs; algorithms; processes and structures; product information; marketing information; price lists; cost information; product contents and formulae; manufacturing and production techniques and methods; research and development information; lists of clients and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing;


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and any other information of the Company that the Company informs the Consultant or the Consultant should know, by virtue of its position or the circumstances in which the Consultant learned such other information, is to be kept confidential including, but not limited to, any information acquired by the Consultant from any sources prior to the commencement of the Consultant becoming a consultant to the Company. Confidential Information also includes similar information obtained by the Company in confidence from its vendors, licensors, licensees, customers and/or clients. Confidential Information may or may not be labeled as confidential.

         B. Except as required by the performance of the Consultant's duties as a consultant, the Consultant will not, during or after the Term, directly or indirectly, use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity. The Consultant shall take all reasonable measures and efforts to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction. The use of such measures and efforts shall not constitute a defense if any of the Confidential Information is not kept confidential in accordance with the terms of this Agreement. The foregoing prohibition shall not apply to any Confidential Information which: (i) was generally available to the public prior to such disclosure; (ii) becomes publicly available through no act or omission of the Consultant; (iii) is disclosed as reasonably required in a proceeding to enforce the Consultant's rights under this Agreement; or (iv) is disclosed as required by court order or applicable law.

         C. Upon termination of the Consultant for any reason, or at any time upon request of the Company, the Consultant agrees to deliver to the Company all materials of any nature which are in the Consultant's possession or control and which are or contain Confidential Information, Work Product or Work Products (hereinafter defined), or which are otherwise the property of the Company or any vendor, licensor, licensee, customer or client of the Company, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes.

         D. All copyrights, logos and other advertising material conceived by the Consultant specifically in connection with the consulting services rendered by Consultant for Company under this Agreement (alone or with others) during the Term ("Work Product") shall be the exclusive property of and assigned to the Company or as the Company may direct without compensation to the Consultant other than the compensation provided for herein. Any records with respect to the foregoing shall be the sole and exclusive property of the Company and the Consultant shall surrender possession of such records to the Company upon any suspension or termination of the Consultant. Any Work Product shall be deemed incorporated in the definition of Confidential Information for all purposes hereunder.

         E. The Consultant will not assert any rights with respect to the Company, its business, or any of its products, processes and other services relating thereto, Work Product or any Confidential Information as having been acquired or known by the Consultant prior to the commencement of the Consultant's engagement by the Company unless such rights are asserted in good faith and verified.


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14. WORK PRODUCT.

         A. The Consultant represents and warrants to the Company that all work that the Consultant performs, for or on behalf of the Company and its clients, and all work product that the Consultant produces, including, but not limited to, software, documentation, memoranda, ideas, designs, inventions, processes, algorithms, etc. (also "Work Product") will not knowingly infringe upon or violate any patent, copyright, trade secret or other property right of any other third party. Further, the Consultant will not disclose to the Company or use in any of the Consultant's Work Product any confidential or proprietary information belonging to them, unless both the owner thereof and the Company have consented to such disclosure and usage.

         B. The Consultant will promptly disclose to the Company all Work Products developed by the Consultant within the scope of the Consultant acting as a consultant to the Company or which relate directly to, or involve the use of, any Confidential Information including, but not limited to, all software, concepts, ideas and designs, and all documentation, manuals, letters, pamphlets, drafts, memoranda and other documents, writings or tangible things of any kind.

         C. The Consultant acknowledges and agrees that all copyrightable Work Products prepared by the Consultant within the scope of the Consultant acting as a consultant to the Company are "works made for hire" and, consequently, that the Company owns all copyrights thereto subject to Company fulfilling the compensation obligations to Consultant as provided in this Agreement.

         D. The Consultant hereby assigns, transfers and conveys to the Company, without additional consideration, all of the Consultant's other rights, title and interest (including, but not limited to, all patent, copyright and trade secret rights) in and to all Work Products prepared by the Consultant, whether patentable or not, made or conceived, in whole or in part, by the Consultant within the scope of the Consultant acting as a consultant to the Company, or that relate directly to, or involve the use of, Confidential Information, subject to Company fulfilling its compensation obligations to Consultant as provided in this Agreement.

         E. The Consultant will, without additional compensation, execute all assignments, oaths, declarations and other documents requested by the Company to effect and further evidence the foregoing assignment, transfer and conveyance, and agree to provide all reasonable assistance to the Company (at the Company's expense) to provide all information, documentation and assistance to the Company in perfecting, enforcing, defending or protecting any or all of the Company's rights in all Work Product subject to Company fulfilling its compensation obligations to Consultant as provided in this Agreement.

15.      INDEMNIFICATION BY THE CONSULTANT.

         A. The Consultant shall indemnify, protect, defend and save and hold harmless the Company from and against any loss resulting to them from:

                  (i) All liabilities of the Consultant, whether accrued, absolute, contingent, or otherwise existing on the date of this Agreement;

                  (ii) Any and all losses, liabilities, costs, damages, or expenses which Company may suffer, sustain or incur arising out of or due to a breach by the Consultant of any covenant,


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representation or warranty made in this Agreement or from any misrepresentation and/or omission pursuant to this Agreement; and

                  (iii) Any and all claims or actions against the Company, and any and all costs, expenses and losses, including but not limited to, arbitration awards, civil judgments, reasonable attorney fees and costs, and court or arbitration fees and costs arising out of any act, or any omission of Consultant in the performance of any duties or services, regardless of whether said claim or action against the Consultant is individually dismissed, prior to, or at the arbitration hearing or court proceeding. The Company, in its sole and absolute discretion, without the prior approval of the Consultant, may settle for compromise any claim at any time. In the event the Consultant wishes to disagree with such settlement, it may do so by filing a bond/or depositing into an escrow account for the benefit of the Company the amount of general damages alleged by the plaintiff or claimant against Company. In such event, the Company shall agree not to settle the claim without the consent of the Consultant.

                  (iv) Any and all losses, claims, damages or liabilities to which the Company may become subject under the Securities Act of 1933, as amended, (the "Act"), or otherwise insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon violations of the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder and upon any untrue statement or alleged untrue statement or the alleged omission to state therein a material fact required to be stated in any statement written or made by the Consultant in performing any of the Consulting Services pursuant to this Agreement, subject to Company's obligations as set forth in Paragraph 8 above.

         B. The indemnification, which is set forth in this Article 15 of this Agreement, shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees, and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

         C. If any demand, claim, action or cause of action, suit, proceeding or investigation is brought against the Company and/or the Consultant to which the Company is entitled to indemnification by the Consultant pursuant to this
Article 15 of this Agreement, the Company shall give prompt notice thereof to the Consultant in accordance with Paragraph C of Article 20 of this Agreement, which notice shall contain a reasonably thorough description of the nature and amount of the claim of indemnification. Upon receipt of such notice the Consultant shall use all reasonable efforts to assist in the vigorous defense of any such matter. The failure of the Company to notify the Consultant of any such demand, claim, action or cause of action, suit, proceeding or investigation shall not relieve the Consultant from any liability which he may have under this
Article 15 of this Agreement except to the extent such failure to notify Consultant prejudices the Consultant.

16. TIME PERIODS NOT LIMITED. Any period of time set forth in this Agreement shall not be construed to permit the Consultant to engage in any of the prohibited acts set forth in this Agreement after such period if such acts would otherwise be prohibited by any applicable statute or legal precedent.


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17. COMPANY. As used in the Agreement, "Company" shall mean Yi Wan Group, Inc, its successors and assigns, and any of its present or future subsidiaries or organizations controlled by it.

18. ASSIGNMENT. The rights granted hereunder to the Consultant are personal in nature. Any purported transfer of any such rights by operation of law or otherwise, not specifically authorized pursuant to this Agreement shall be void and shall also constitute a breach of this Agreement.

19. RELATIONSHIP. Except as provided for in this Agreement neither party is the legal representative or agent of, or has the power to obligate the other for any purpose whatsoever, and no partnership, joint venture, agent, fiduciary, or employment relationship is intended or created by reason of this Agreement. It is the intent of the parties hereto that the Consultant shall be an independent contractor of the Company and not an employee of the Company.

20. MISCELLANEOUS.

         A. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect n any way the meaning or interpretation of this Agreement.

         B. Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement. Instead, this Agreement shall be construed as if such invalid on unenforceable provision had not been contained herein.

         C. Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) certified mail, postage prepared, return receipt requested and First Class mail, (ii) overnight delivery with confirmation of delivery; or (iii) facsimile transmission with an original mailed by first class mail, postage prepared, addressed as follows:

         If to the Company:           Yi Wan Group, Inc.
                                      189 Middle Min Zhu Road
                                      Jiaozuo, Henan
                                      P.R. China
                                      Attention: Cheng Wan Ming
                                      Facsimile No.:  (391)262-3227

         with a copy to:              Gersten Savage Kaplowitz Wolf & Marcus LLP
                                      101 E. 52 Street, 9th Floor
                                      New York, New York 10022
                                      Attention: Arthur S. Marcus, Esq.
                                      Facsimile No.: 212-980-5192

         If to Consultant:            Stanley Wunderlich
                                      60 W. 23rd Street
                                      Apartment 1201
                                      New York, New York

or in case to such other address and facsimile number as shall have last been furnished by like notice. If mailing is impossible due to an absence of postal services, and the other methods of sending notice set forth in this Paragraph C of this Article 20 of this Agreement are not otherwise available, notice shall be hand delivered to the aforesaid address. Each notice or communication shall be deemed to have


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been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given.

         D. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of parties shall be governed by, the laws of the State of New York applicable thereto, without regard to the conflicts of law principles thereof, and the parties submit to the jurisdiction of the courts of the State of New York.

         E. ENTIRE AGREEMENT: The parties have not made any representations, warranties or covenants with respect to the subject matter hereof which is not set forth herein, and this Agreement constitutes the entire agreement between them with respect to the subject matter hereof. All understanding and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses their agreement. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         F. FURTHER ASSURANCES. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to consummate, evidence, confirm or effectuate this Agreement and the intents and purposes hereof.

         G. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

         H. WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future performance of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waver by any party of one breach by another party shall be construed as a waiver with respect to any other breach of this Agreement.

         I. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         J. SEPARATE COUNSEL. The Consultant acknowledged having had the opportunity to engage separate counsel of his own selection acting on his behalf if connection with the negotiation, execution and consummation of this Agreement, and covenants that he alone shall be liable and responsible for and shall not look to the Company in connection with the fees and expense of such separate counsel.

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


         IN WITNESS WHEREOF, the parties to this Agreement have set their hands and seals or caused these presents to be signed as of the day and year first above written.

                                 Yi Wan Group, Inc..,

                                 By:
                                       -------------------------------------
                                       Cheng Wan Ming, CEO


                                       -------------------------------------
                                       Stanley Wunderlich, Consultant





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